EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Angeion Corporation:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Incorporation of Documents by Reference" in the Registration Statement.

                                        /s/ KPMG Peat Marwick LLP

Minneapolis, Minnesota
May 20, 1996